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                                  EXHIBIT 10.7

                     THIRD ADDENDUM TO LEASE BY AND BETWEEN

                      ADVENT REALTY LIMITED PARTNERSHIP AND

                   HOMELIFE REALTY SERVICES DATED JULY 8, 1993

                           FOR THE PROPERTY LOCATED AT

         4100 NEWPORT PLACE, SUITE 730, NEWPORT BEACH, CALIFORNIA 92660


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                             THIRD ADDENDUM TO LEASE

         This Addendum to Lease dated July 17, 1996 shall modify that certain lease (hereinafter referred to as the "Lease") by and between Advent Realty Limited Partnership 11, successor in interest to Newport Place Associates (hereinafter referred to as "Landlord"), and HomeLife Realty Services, Inc., a Delaware corporation (hereinafter referred to as "Tenant", for the Premises located at 4100 Newport Place, Suite 730, Newport Beach, California 92660. The Lease is amended s follows:

                  1. The term of said Lease is extended for a period of five
(5) years commencing July 1, 1996 and terminating on June 30, 2001.

                  2. The monthly rental payable by Tenant to Landlord shall be per the following schedule:

                  7/1/96 through 6/30/98 $3,945.00 per month
                  7/1/98 through 6/30/99 $4,142.25 per month
                  7/l/99 through 6/30/00 $4,349.36 per month
                  7/1/00 through 6/30/01 $4,566.83 per month

         3. Landlord to waive 1993, 1994, 1995 and January through June 1996 operating expenses in the total sum of $6,937.00 sum of $6,937.00.

         4. Landlord to waive 1993, 1994, 1995 and January through June 1996 operating expenses in the total Landlord to paint interior corridor walls of Tenant's suite per the proposal attached as Exhibit A.

         5. Landlord hereby grants to Tenant the option to extend the term of the Lease for one (1) five (5)year period (the "Extension Option") commencing when the lease term expires upon each and all of the following terms and conditions:

                  a) Tenant shall give to Landlord on a date which is prior to the date that the option period would commence (if exercised) by at least one hundred eighty (180) days and not more than two hundred seventy (270) days, a written notice of the exercise of the option to extend the Lease for said additional term, time being of the essence. Such notice shall be given in accordance with the provisions of the Lease. If said notification of the exercise of said option is not so given and received, this option shall automatically expire.

                  b) The provisions of the Lease apply to this option.

                  c) All of the terms and conditions of the Lease except where specifically modified by this

                  d) The Base Rent payable during the option term shall be the Market Rate on the date the option term commences.

                  e) The term "Market Rate" shall mean the annual amount per rentable square foot that a willing, comparable renewal tenant would pay and a willing, comparable Landlord of a similar high-rise Class-A building would accept at arm's length for similar space, giving appropriate consideration to the following matters: (i) annual rental rates per rentable square foot; (ii) the type of escalation clauses (including, but without limitation, operating expense, real estate taxes, and
                  CPI) and the extent of liability under the escalation clauses (I.E., whether determined on a "net lease" basis or by increases over a particular base year or base dollar amount);
                  (iii) rent abatement provisions reflecting free rent and/or no rent during the lease term; (iv) length of lease term; (v) size and location of premises being leased; and (vi) other generally applicable terms and conditions of tenancy for similar space; provided, however, Tenant shall not be entitled to any tenant improvement or refurbishment allowance. The Market Rate may also designate periodic rental increases, a new Base Year and similar economic adjustments. The Market Rate shall be the Market Rate in effect as of the beginning of the option period, even though the determination may be made in advance of that date, and the parties may use recent trends in rental rates in determining the proper Market Rate as of the beginning of the option period.

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                  f) If Tenant exercises the Extension Option, Landlord shall determine the Market Rate by using its good faith judgment. Landlord shall provide Tenant with written notice of such amount within fifteen (15) days after Tenant exercises its Extension Option. TENANT shall have fifteen (15) days ("Tenant's Review Period") after receipt of Landlord's notice of the new rental within which to accept such rental. In the event Tenant fails to accept in writing such rental proposal by Landlord, then such proposal shall be deemed rejected, and Landlord and Tenant shall attempt to agree upon such Market Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Tenant's Review Period ("Outside Agreement Date"), then each party shall place in a separate sealed envelope their final proposal as to the Market Rate, and such determination shall be submitted to arbitration in accordance with subsections (i) through (v) below. In the event that Landlord fails to timely generate the initial notice of Landlord's opinion of the Market Rate, then Tenant may commence such negotiations by providing the initial notice, in which event Landlord shall have fifteen (15) days ("Landlord's Review Period") after receipt of Tenant's notice of the new rental within which to accept such rental. In the event Landlord fails to accept in writing such rental proposed by Tenant, then such proposal shall be deemed rejected, and Landlord and Tenant shall attempt in good faith to agree upon such Market Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen
                  (15) days following Landlord's Review Period (which shall be, in such event, the "Outside Agreement Date" in lieu of the above definition of such date), then each party shall place in a separate sealed envelope their final proposal as to Market Rate, and such determination shall be submitted to arbitration in accordance with subsections (i) through (v) below.

                             ARBITRATION OF DISPUTES

                           (i) LANDLORD AND TENANT SHALL MEET WITH EACH OTHER
WITHIN FIVE (5) BUSINESS DAYS AFTER THE OUTSIDE AGREEMENT DATE AND EXCHANGE THEIR SEALED ENVELOPES AND THEN OPEN SUCH ENVELOPES IN EACH OTHER'S PRESENCE. IF LANDLORD AND TENANT DO NOT MUTUALLY AGREE UPON THE MARKET RATE WITHIN ONE
(1) BUSINESS DAY OF THE EXCHANGE AND OPENING OF ENVELOPES, THEN, WITHIN TEN
(10) BUSINESS DAYS OF THE EXCHANGE AND OPENING OF ENVELOPES, LANDLORD AND TENANT SHALL AGREE UPON AND JOINTLY APPOINT A SINGLE ARBITRATOR WHO SHALL BY PROFESSION BE A REAL ESTATE BROKER OR AGENT WHO SHALL HAVE BEEN ACTIVE OVER THE FIVE (5) YEAR PERIOD ENDING ON THE DATE OF SUCH APPOINTMENT IN THE LEASING OF COMMERCIAL OFFICE BUILDINGS SIMILAR TO THE PREMISES IN THE GEOGRAPHICAL AREA OF THE PREMISES. NEITHER LANDLORD NOR TENANT SHALL CONSULT WITH SUCH BROKER OR AGENT AS TO HIS OR HER OPINION AS TO THE MARKET RATE PRIOR TO THE APPOINTMENT. THE DETERMINATION OF THE ARBITRATOR SHALL BE LIMITED SOLELY TO THE ISSUE OF WHETHER LANDLORD'S OR TENANT'S SUBMITTED MARKET RATE FOR THE PREMISES IS THE CLOSEST TO THE ACTUAL MARKET RATE FOR THE PREMISES AS DETERMINED BY THE ARBITRATOR, TAKING INTO ACCOUNT THE REQUIREMENTS FOR DETERMINING MARKET RATE SET FORTH HEREIN. SUCH ARBITRATOR MAY HOLD SUCH HEARINGS AND REQUIRE SUCH BRIEFS AS THE ARBITRATOR, IN HIS OR HER SOLE DISCRETION, DETERMINES IS NECESSARY. IN ADDITION, LANDLORD OR TENANT MAY SUBMIT TO THE ARBITRATOR WITH A COPY TO THE OTHER PARTY WITHIN FIVE (5) BUSINESS DAYS AFTER THE APPOINTMENT OF THE ARBITRATOR ANY MARKET DATA AND ADDITIONAL INFORMATION SUCH PARTY DEEMS RELEVANT TO THE DETERMINATION OF THE MARKET RATE ("RR DATA"), AND THE OTHER PARTY MAY SUBMIT A REPLY IN WRITING WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF SUCH RR DATA.

                           (ii) THE ARBITRATOR SHALL, WITHIN THIRTY (30) DAYS
OF HIS OR HER APPOINTMENT, REACH A DECISION AS TO WHETHER THE PARTIES SHALL USE LANDLORD'S OR TENANT'S SUBMITTED MARKET RATE AND SHALL NOTIFY LANDLORD AND TENANT OF SUCH DETERMINATION.

                           (iii) THE DECISION OF THE ARBITRATOR SHALL BE
FINAL AND BINDING UPON LANDLORD AND TENANT.

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                           (iv) IF LANDLORD AND TENANT FAIL TO AGREE UPON AND
APPOINT AN ARBITRATOR, THEN THE APPOINTMENT OF THE ARBITRATOR SHALL BE MADE
BY THE PRESIDING JUDGE OF THE ORANGE COUNTY SUPERIOR COURT, OR, IF HE OR SHE REFUSES TO ACT, BY ANY JUDGE HAVING JURISDICTION OVER THE PARTIES.

                           (v) THE COST OF THE ARBITRATION SHALL BE PAID BY
LANDLORD AND TENANT EQUALLY.

              NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MASTERS INCLUDED IN THE ARBITRATION OF DISPUTES PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALIZING IN THE SPACE BELOW YOU ARE GIVING UP ANY RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

         ------------------------         -------------------------
         (Landlord, initials)             (Tenant initials)

     6. Except as explicitly set forth herein, nothing contained herein shall be deemed or construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions or conditions contained in the Lease. In addition, the acceptance of rents by Landlord from Tenant or anyone else liable under the Lease shall not be deemed saiver by Landlord of any provisions of the Lease. The Amendment to Lease is the complete understanding between the parties and supersedes all other prior agreements and representations concerning its subject matter.

     7. Except as explicitly set forth herein, nothing contained herein shall be deemed or construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions or conditions contained in the Lease. This Amendment to Lease is the complete understanding between the parties and supersedes all other prior agreements and representations concerning its subject matter.

IN WITNESS WHEREOF, the parties hereto have respectively executed this Addendum.

LANDLORD:

ADVENT REALTY LIMITED PARTNERSHIP 11, a Delaware limited partnership

By:      ADVENT REALTY GP 11 LIMITED PARTNERSHIP, a
         Delaware limited partnership
         Its:     General Partner

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By:      ADVENT REALTY, INC., a Delaware corporation
Its:     General Partner

By:
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         Michael A. Ruane, Chairman*

         OR

By:      /s/ ARTHUR I. SEGEL
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         Arthur L. Segel, President*

Tenant:

HOMELIFE REALTY SERVICES, INC., a Delaware corporation

By:      /s/ ANDREW CIMERMAN
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Name:    ANDREW CIMERNAN
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              Andrew Cimerman
              (please print)

Its:
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*It is the intention of the parties hereto that this Agreement will be executed on behalf of Landlord by either Michael A. Ruane or Arthur L. Segel and that the signatures of both Michael A. Ruane and Arthur I. Segel will not be required.